UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 19, 2005

                         Reality Wireless Networks, Inc.
             (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)

                                    000-26369
                            (Commission File Number)

                                   88-0422026
                        (IRS Employer Identification No.)

             4916 Point Fosdick Dr., Suite 102, Gig Harbor, WA 98335
               (Address of principal executive offices)(Zip Code)

       Registrant's telephone number, including area code: (253) 853-3632


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                    FORM 8-K
                         Reality Wireless Networks, Inc.

                                EXPLANATORY NOTE

On October 20, 2005 Reality Wireless Networks, Inc. ("Registrant") and Arabian Recab For Trading Co., ("Recab International"), entered into an agreement to amend (the "Amendment") their merger agreement, dated July 21, 2005 effective August 19, 2005 (the "Agreement"), previously reported on Form 8-K filed July 27, 2005. This Form 8-K dated December 13, 2005 is being filed to provide the financial statements and pro forma financial information of Recab International. The Registrant intends to confirm shareholder approval for the formal name change of the corporation from Reality Wireless Networks, Inc., to "Recab International Inc.," within thirty (30) days following this filing.

Section 9 - Financial Statements and Exhibits

      Item 9.01 Financial Statements and Exhibits

The Registrant attaches the following audited financial statements pursuant to its merger with Arabian Recab for Trading Co., ("Recab International"):

EXHIBIT
NUMBER          DESCRIPTION                                   LOCATION

  99.2          Combined Statement of Financial Position      Filed Herewith
                December 31, 2004

  99.3          Combined Statement of Financial               Filed Herewith
                Position December 31, 2003

  99.4          Interim Financial Statements
                (Unaudited) September 30, 2005                Filed Herewith

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         REALITY WIRELESS NETWORKS, INC.
                                  (Registrant)

Date: December 21, 2005


/s/ Steve Careaga
-------------------------------
Steve Careaga, Chief Executive Officer